UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2003

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

000-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 572-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Information Disclosed at Lam Research Corporation Q3 2003 Financial Release Conference Call on April 16, 2003

Item 9. Regulation FD Disclosure

See Item 12

Item 12. Results of Operations and Financial Condition

On April 16, 2003, Lam Research Corporation (the “Company”), held a conference call complementary to its financial press release for its fiscal 2003 third quarter. Certain information disclosed at the conference call that was in addition to information disclosed in the press release regarding the results of the three- and nine-month periods ended March 30, 2003 is attached hereto as Exhibit 99.1. The furnishing of such additional information is not intended to, and does not, constitute a determination or admission by the Company that such additional information is material, or that investors should consider this information before making an investment decision with respect to any security of the Company. The Company intends to file a single Item 12 Form 8-K for its future earnings announcements.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2003

LAM RESEARCH CORPORATION

By:	/s/ Mercedes Johnson

Mercedes Johnson
Senior Vice President, Finance,Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Disclosed at Lam Research Corporation Q3 2003 Financial Release Conference Call on April 16, 2003